UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 13, 2021

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

690 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	SNPS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2021, the Board of Directors of Synopsys, Inc. (“Synopsys”) appointed Sassine Ghazi, currently Chief Operating Officer of Synopsys, as President and Chief Operating Officer of Synopsys, effective as of November 1, 2021.

Mr. Ghazi, age 51, joined Synopsys in March 1998 as an Application Engineer, and prior to his appointment as Chief Operating Officer, served as General Manager of the Design Group. Prior to joining Synopsys, Mr. Ghazi was a design engineer at Intel. Mr. Ghazi received his bachelor’s degree in Business Administration from Lebanese American University; a B.S.E.E from the Georgia Institute of Technology in 1993; and an M.S.E.E. from the University of Tennessee in 1995.

There are no arrangements or understandings between Mr. Ghazi and any other persons pursuant to which Mr. Ghazi was named an officer of Synopsys. Mr. Ghazi does not have any family relationship with any of Synopsys’ directors or executive officers or any persons nominated or chosen by Synopsys to be a director or executive officer. Mr. Ghazi has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

In connection with his prior appointment as Chief Operating Officer, Synopsys previously entered into its standard form of indemnification agreement with Mr. Ghazi, which requires Synopsys to indemnify him against certain liabilities that may arise as result of his status or service as an officer. The description of Mr. Ghazi’s indemnification agreement is qualified in its entirety by the full text of the form of indemnification agreement, which is attached to Synopsys’ Form 8-K filed on July 14, 2011 as Exhibit 99.2.

Chi-Foon Chan will transition from his role of President of Synopsys as of November 1, 2021, and will continue as co-Chief Executive Officer until April 30, 2022.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title

99.1	Press release dated September 13, 2021 announcing the appointment of Sassine Ghazi as the President and Chief Operating Officer of Synopsys, Inc., effective November 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOPSYS, INC.

Dated: September 13, 2021	By:	/S/ JOHN F. RUNKEL, JR.
John F. Runkel, Jr.
General Counsel and Corporate Secretary